Exhibit 32-1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George W. Evans, Chief Executive Officer of Cellceutix Corporation, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the such Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended September 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of Cellceutix Corporation.

CELLCEUTIX CORPORATION

Date: November 13, 2008	By:	/s/ George W. Evans
George W. Evans
Chief Executive Officer
(principal executive officer and duly authorized officer)